Sale of Product Line	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Sale of Product Line

Note 4 – Sale of Product Line

In December, 2011, the Company entered into an agreement to sell a dormant children’s vitamin product line to an unrelated third party. The Company received a nonrefundable payment of $300,000 in December 2011, in consideration of the time and expense incurred by the buyer in conducting due diligence on the product line and granting the buyer an exclusivity period through January 31, 2012. The Company recognized $100,000 of the nonrefundable payment as other income in 2011, representing the Company’s estimate of the portion of assistance and data provided to the buyer in 2011. The remaining $200,000 was deferred and is included in the accrued expenses in the accompanying December 31, 2011 balance sheet. The sale was consummated in January, 2012, which resulted in a $499,525 gain on the sale to the Company.